UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2023

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	000-03279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street	Jasper,	Indiana	47546-2256
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code  (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.05 per share	KBAL	The	NASDAQ	Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously disclosed, on March 7, 2023, Kimball International, Inc. (“Kimball” or the “Company”) entered into an Agreement and Plan of Merger with HNI Corporation, an Iowa corporation (“HNI”), and Ozark Merger Sub, Inc., an Indiana corporation and a wholly-owned subsidiary of HNI (“Merger Sub”), providing for the merger of Merger Sub with and into Kimball, with Kimball surviving as a wholly-owned subsidiary of HNI (the “Merger”). On April 17, 2023, in connection with the Merger, HNI filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, as amended on April 19, 2023 (the “Registration Statement”), which also constituted a prospectus of HNI with respect to the shares of HNI common stock to be issued to Kimball shareholders in connection with the Merger and a preliminary proxy statement of Kimball with respect to the special meeting of Kimball shareholders scheduled to be held on May 31, 2023. On April 28, 2023, Kimball filed a definitive proxy statement on Schedule 14A (“Definitive Proxy Statement”) with the SEC.

Litigation Related to the Merger

Between April 25, 2023 and May 11, 2023, a total of five lawsuits were filed against the Company and its directors: Hopf v. Kimball International, Inc., et al., 1:23-cv-03456-MKV in the United States District Court for the Southern District of New York; Begin v. Kimball International, Inc., et al., 1:23-cv-03601 in the United States District Court for the Southern District of New York; Floyd v. Kimball International, Inc., et al., 1:23-cv-03922-MKV in the United States District Court for the Southern District of New York; Lawrence v. Kimball International, Inc., et al., 1:23-cv-039560-MKV in the United States District Court for the Southern District of New York; and O’Dell v. Kimball International, Inc., et al., 1:23-cv-03578-MKV in the United States District Court for the Southern District of New York.

The complaints generally allege that the Registration Statement omitted or misrepresented material information, including with respect to the sales process leading up to the Merger and potential conflicts of interest involving Kimball’s management, the disclosures concerning the parties’ financial projections and the analyses performed by Kimball’s financial advisor in support of its fairness opinion.

As a result of the alleged omissions, the lawsuits seek to hold the Company and its directors liable for violating Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder, and additionally seek to hold the Company’s directors liable as control persons pursuant to Section 20(a) of the Exchange Act. The complaints seek, among other relief, an injunction preventing the closing of the Merger, rescission of the Merger (in case the Merger is consummated) or awarding of rescissory damages, and awarding of damages and an award of costs of the lawsuit, including reasonable allowance for plaintiffs’ attorneys’ and experts’ fees.

In addition, between April 27, 2023 and May 18, 2023, the Company received twelve demand letters from putative shareholders alleging that there were material disclosure deficiencies in the Registration Statement or, after it was filed on April 28, 2023, the Definitive Proxy Statement, and demanding that certain corrective disclosures be made by amendment or supplement to the Registration Statement or the Definitive Proxy Statement, as applicable.

Kimball believes that the claims in the lawsuits and demand letters are without merit and that no supplemental disclosures are required under applicable law. However, in order to avoid nuisance, potential expense and delay from the lawsuits and without admitting any liability or wrongdoing, Kimball has determined to voluntarily supplement the Definitive Proxy Statement with the disclosures set forth herein. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Kimball specifically denies all allegations in the complaints that any additional disclosure was or is required.

Supplemental Disclosures to Definitive Proxy Statement

This supplemental information to the Definitive Proxy Statement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. All page references in the information below are to pages in the Definitive Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Definitive Proxy Statement.

The following underlined language is added to the third full paragraph on page 41 in the section of the Definitive Proxy Statement entitled “The Merger—Background of the Merger.”

On November 18, 2022, the Kimball Board held a special meeting by videoconference with Messrs. Wolfe, Kincer and Johnson in attendance. Ms. Juster updated the board regarding her discussion with Mr. Lorenger. Mr. Wolfe described the principal terms of the proposal and provided an overview of the proposed transaction. Mr. Johnson reviewed with the members of the board their fiduciary duties, including when considering an unsolicited proposal to acquire Kimball. The Kimball Board authorized the engagement of J.P. Morgan to advise it with respect to its consideration of the proposal and strategic options. At the special meeting, the Kimball Board also established a committee of independent directors (the “Transaction Committee”) to assist the Kimball Board in its review, evaluation and consideration of the proposal and strategic options, including potential transactions with third parties. The Transaction Committee was authorized to recommend courses of action to the Kimball Board, and the Kimball Board retained authority to approve any transaction. The board appointed Mr. Connolly, Kimberly K. Ryan and Scott M. Settersten to the Transaction Committee, with Mr. Connolly serving as Chair. The members of the Transaction Committee were not paid a separate board fee for their service.

The following underlined language is added to the last partial paragraph on the bottom of page 43 and the first partial paragraph on the top of page 44 in the section of the Definitive Proxy Statement entitled “The Merger—Background of the Merger.”

Later in the day on December 30, 2022, Ms. Juster provided Mr. Lorenger with a draft mutual confidentiality agreement with a “standstill” provision applicable to Kimball, along with contact information for Mr. Johnson and representatives of AFS. On December 30 and 31, 2022, AFS negotiated the mutual confidentiality agreement with Jones Day, HNI’s outside legal counsel at the time. On December 31, 2022, Kimball and HNI entered into the confidentiality agreement. The standstill provisions in the confidentiality agreement did not prevent HNI from making proposals to Kimball that were not reasonably expected to require public disclosure, and the standstill, by its terms, automatically terminated upon Kimball entering into an agreement providing for, or Kimball’s public announcement that it intends to effect, a transaction involving a controlling portion of its securities or all or substantially all of its assets. Kimball did not enter into a confidentiality agreement with any other potential bidders.

The following underlined language is added to the sixth full paragraph on page 48 in the section of the Definitive Proxy Statement entitled “The Merger—Background of the Merger.”

On February 23, 2023, Ms. Smith and Messrs. Meunier and Roch held an introductory meeting with Mr. Lorenger in Chicago, Illinois over dinner. On February 24, 2023, each of Ms. Smith and Messrs. Meunier and Roch held due diligence meetings with Mr. Lorenger in Chicago, Illinois. They each discussed their backgrounds, roles and responsibilities. Mr. Lorenger shared with each of them information about HNI’s history and culture, and why he believed the proposed acquisition was in the best interests of both companies. Additionally, Mr. Lorenger indicated to each of Ms. Smith and Messrs. Meunier and Roch that HNI would be interested in retaining their services following the closing of the proposed acquisition. Subsequently, on March 16, 2023, HNI announced that each of Ms. Smith and Messrs. Meunier and Roch would remain with the combined companies following the closing, with each reporting directly to Mr. Lorenger.

The following underlined language is added to the fifth full paragraph on page 56 in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of Kimball’s Financial Advisor.”

Using publicly available information, J.P. Morgan calculated, for each selected company, the ratio of the company’s firm value (“FV”) to the consensus equity research analyst estimates for the company’s adjusted earnings before interest, taxes, depreciation and amortization post-stock based compensation (“Adj. EBITDA”) for the year ending December 31, 2023 (the “FV/2023E Adj. EBITDA”). The FV/2023E Adj. EBITDA for each selected company are as follows:

Company	FV/2023E Adj. EBITDA
MillerKnoll, Inc.	7.0x
Steelcase Inc.	6.6x
HNI	8.0x

The following underlined language is added to the second full paragraph on page 59 in the section of the Definitive Proxy Statement entitled “The Merger—HNI Unaudited Prospective Financial Information.”

While presented with numeric specificity, the financial projections are based on a variety of estimates and assumptions of HNI’s senior management regarding HNI’s business, industry performance, general business, economic, market and financial conditions, and other matters, all of which are difficult to predict and many of which are beyond HNI’s control. In particular, these forward-looking statements were prepared based on numerous assumptions that may now be outdated. HNI’s projections assume future operational impacts associated with the COVID-19 pandemic are minimal and in-line with current conditions. This assumption applies to the projections for both Workplace Furnishings and Residential Building Products. HNI’s projections also include the benefit of the cost savings initiative announced in 2022. It is highly likely that the contribution of Kimball’s business to HNI’s consolidated results will be materially different from HNI’s performance on a stand-alone basis without the contribution of Kimball’s business. Accordingly, there can be no assurance that the projections, or the assumptions underlying the projections, will be realized. Neither HNI nor any of its affiliates, advisors or other representatives has made or makes any representations regarding the ultimate performance of HNI compared to the information contained in the projections. The inclusion of the financial projections contained herein should not be deemed an admission or representation by HNI, its affiliates or its advisors or any other person that it is viewed as material information of HNI, particularly in light of the inherent risks and uncertainties associated with such projections.

The following underlined language is added as a new first full paragraph on page 62 in the section of the Definitive Proxy Statement entitled “The Merger—Kimball Unaudited Prospective Financial Information—Kimball Management Projections for Kimball.”

Kimball management projected the net debt of Kimball as of March 31, 2023 to be $42 million.

The following underlined language is added as a new first full paragraph on page 62 in the section of the Definitive Proxy Statement entitled “The Merger—Kimball Unaudited Prospective Financial Information—Kimball Management Projections for HNI.”

Kimball management projected the net debt of HNI as of March 31, 2023 to be $183 million.

The following underlined language is added to the fourth full paragraph on page 67 in the section of the Definitive Proxy Statement entitled “The Merger—Interests of Directors and Executive Officers of Kimball in the Merger.”

The tables below do not include amounts for Koorosh Sharghi, who resigned from employment on July 22, 2022, and Katherine S. Sigler, who retired effective March 31, 2022. Mr. Sharghi and Ms. Sigler were included as named executive officers of Kimball in Kimball’s most recently filed proxy statement, but they will not receive compensation or benefits in connection with the merger. HNI intends to retain Kourtney L. Smith following the closing.

* * *

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about HNI’s, Kimball’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between HNI and Kimball (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in HNI’s and Kimball’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between HNI and Kimball; the outcome of any legal proceedings that may be instituted against HNI or Kimball; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which HNI and Kimball operate; the ability to promptly and effectively integrate the businesses of HNI and Kimball; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of HNI’s or Kimball’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by HNI’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on HNI’s or Kimball’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause HNI’s, Kimball’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm HNI’s, Kimball’s or the combined company’s results.

All forward-looking statements attributable to HNI, Kimball, or the combined company, or persons acting on HNI’s or Kimball’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and HNI and Kimball do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If HNI or Kimball update one or more forward-looking statements, no inference should be drawn that HNI or Kimball will make additional updates with respect to those or other forward-looking statements. Further information regarding HNI, Kimball and factors which could affect the forward-looking statements contained herein can be found in HNI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in Kimball’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the Transaction, HNI filed with the SEC a Registration Statement on Form S-4 on April 17, 2023 (as amended on April 19, 2023) to register the shares of HNI capital stock to be issued in connection with the Transaction. The Registration Statement includes a proxy statement of Kimball that also constitutes a prospectus of HNI. On April 27, 2023, the registration statement was declared effective by the SEC, and on April 28, 2023 HNI filed the definitive joint proxy statement/prospectus, and Kimball filed the definitive proxy statement, in connection with the proposed transaction with the SEC. Kimball commenced mailing the definitive proxy statement to its shareholders on April 28, 2023.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING HNI, KIMBALL, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by HNI or Kimball through the website maintained by the SEC at http://www.sec.gov or from HNI at its website, www.hnicorp.com, or from Kimball at its website, www.kimballinternational.com.

PARTICIPANTS IN THE SOLICITATION

HNI, Kimball, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Kimball in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of HNI and Kimball and other persons who may be deemed to be participants in the solicitation of shareholders of Kimball in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about HNI, the directors and executive officers of HNI and their ownership of HNI common stock is also set forth in the definitive proxy statement for HNI’s 2023 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 21, 2023, and other documents subsequently filed by HNI with the SEC. Additional information about Kimball, the directors and executive officers of Kimball and their ownership of Kimball common stock can also be found in Kimball’s definitive proxy statement in connection with its 2022 Annual Meeting of Shareholders, as filed with the SEC on September 7, 2022, and other documents subsequently filed by Kimball with the SEC. Free copies of these documents may be obtained as described above.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
104	Cover Page interactive data file (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Mark W. Johnson
MARK W. JOHNSON Chief Legal Officer & Corporate Secretary
Date: May 24, 2023